UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2018

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54208	90-0967447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

2390 East Orangewood Avenue, Suite 575

Anaheim, California 92806

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 462-4880

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Between April 24, 2018 and May 16, 2018, BioCorRx Inc., a Nevada corporation (the “Company”), entered into subscription agreements (the “Subscription Agreement”) with five individuals, (the “Investors”) in the aggregate amount of $1,100,000, pursuant to which the Investors purchased units of the Company’s securities (the “Units”) at a purchase price per Unit of $0.20. Each Unit consists of (i) one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) a three-year warrant to purchase shares of the Company’s Common Stock at an exercise price of $1.00 per share (the “Warrants”).

Item 3.02 Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The shares of Common Stock issued pursuant to the Subscription Agreement and shares of Common Stock underlying the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and are “restricted securities” as that term is defined by Rule 144 promulgated under the Securities Act.

The issuance of the shares set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving any public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the shares was based upon the following factors: (a) the issuance of the shares was an isolated private transaction by us which did not involve a public offering; (b) there were only five investors; (c) there were no subsequent or contemporaneous public offerings of the shares by the Company; (d) the shares were not broken down into smaller denominations; (e) the negotiations for the issuance of the shares took place directly between the individual Investors and the Company; and (f) each Investor is an accredited investor.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Form of Subscription Agreement
Exhibit 10.2	Form of Warrant

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCORRX INC.

Date: June 6, 2018	By:	/s/ Lourdes Felix
Lourdes Felix
Chief Financial Officer

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